July 29, 2016

THE DREYFUS/LAUREL FUNDS, INC.

- Dreyfus Bond Market Index Fund

Supplement to Summary Prospectus and Prospectus dated March 1, 2016

The following changes will take effect on or about August 31, 2016

The fund's BASIC shares will be redesignated as Class I shares.

Notwithstanding any contrary information in the Summary Prospectus or the Prospectus, the minimum initial investment for Class I shares generally will be $1,000.

Notwithstanding any contrary information in the Summary Prospectus or the Prospectus, Class I shares of the fund will be offered only to:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans") and IRAs set up under Simplified Employee Pension Plans (SEP-IRAs) that have entered into an agreement with the fund's distributor to offer Class I shares to such plans.  The term "Retirement Plans" does not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Account, IRA "Rollover Accounts", SEP-IRAs, Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))
  law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class.  The fund reserves the right to refuse any conversion request.

0710STK0716